SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 30, 2004
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter)

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other Events and Required FD Disclosure.
The information in Exhibit 99.1 is incorporated herein by reference.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Press Release, dated April 30, 2004, regarding a Securities and Exchange Commission notification received by Frito-Lay, Inc., a subsidiary of PepsiCo, Inc. and the Pepsi-Cola Company, a division of PepsiCo, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2004		PepsiCo, Inc.
	By:	/S/ Robert E. Cox
Robert E. Cox
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated April 30, 2004, regarding a Securities and Exchange Commission notification received by Frito-Lay, Inc., a subsidiary of PepsiCo, Inc. and the Pepsi-Cola Company, a division of PepsiCo, Inc.